© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1 ICR Conference 2023 January 10, 2023

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 222 This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • the potential future impact of COVID-19 (including any variant) on our results of operations, supply chain or liquidity; • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks associated with our reliance on certain information technology systems and potential failures or interruptions; • privacy and cyber security risks related to our digital ordering and payment platforms for our delivery business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the impact of labor shortages, the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, costs or ability to open new restaurants, or sale of food and alcoholic beverage control regulations; • our ability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets; • risks relating to changes in economic conditions, including a possible recession and resulting changes in consumer preferences; • inflation of all commodity prices, including increases in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Form 10-K for the fiscal year ended December 26, 2021, filed with the SEC on March 10, 2022. All of the Company’s SEC filings are available on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation. CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 323 23.6% LTM Q3 2022 RESTAURANT-LEVEL ADJ. EBITDA MARGIN(2)(3) 15.7% LTM Q3 2022 ADJ. EBITDA MARGIN(2)(3) $90M LTM Q3 2022 ADJUSTED EBITDA(2)(3) $8.4M LTM Q3 2022 AVERAGE UNIT VOLUMES(1) ~$1.9M LTM Q3 2022 AVERAGE RESTAURANT-LEVEL ADJ. EBITDA PER RESTAURANT(2)(3) $575M LTM Q3 2022 REVENUE(3) 3 4 1 5 1 4 2 45 8 Growing, Nationwide Footprint with 74 Restaurants Across 10 States Note: Restaurant count as of January 10, 2023. (1) Average of restaurants open at least 24 months (i.e., units opened on 9/30/2020 or earlier for comparison purposes). (2) See appendix for a reconciliation to the most directly comparable financial measure stated in accordance with GAAP. (3) Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. OCT. 2021 IPO DATE 1963 FOUNDED ~7,500 TOTAL TEAM MEMBERS PORTILLO’S SNAPSHOT (Nasdaq: PTLO) 1

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 423 DEVELOPMENT UPDATE Class of 2022 Opening Timeline Lengthened by Approximately Six to Eight Weeks Schererville, IN The Colony, TX West Kissimmee, FL 2022 2023 Tucson, AZ Gilbert, AZ Nov Grand Opening Celebration: TODAY Opened: YESTERDAY Opening: Late Jan Opening: Mid Feb Feb Q1 Q2 Joliet, IL Apr Q4 Dec Q1 St. Petersburg, FL Note: Calendar year quarters shown. Portillo’s fiscal year 2022 ended on 12/25/2022.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 523 Note: Restaurant count as of December 31 of each year. Includes C&O of which Portillo's owns 50% of the equity. 85 1963 1967 1971 1975 1979 1983 1987 1991 1995 1999 2003 2007 2011 2015 2019 2023 Number of Restaurants Berkshire Partners Acquisition 8.3% 2015 – 2022 CAGR Expected Future Growth: +10% CAGR DEVELOPMENT UPDATE Class of 2023 Pipeline Includes Nine New Builds • Texas (3-5) • Central Florida (3-5) • Arizona (1-2) • Michigan (1-2) • Chicagoland (1-2) Sunbelt = ~70+% of Pipeline Class of 2022 Completion - ~4-5 ~4-5 2023 Q1 Q2 Q3 Q4 Projected Mix

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 623 2023 OUTLOOK 2 0 2 3 OUTLOOK Unit Growth 9 new units (Class of ’23) Commodity Costs +4 to +6% General & Administrative Expenses $72 to $77 million Pre-Opening Expenses $7.5 to $8.0 million Capital Expenditures $70 to $75 million

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 723 LONG-TERM GROWTH ALGORITHM LONG-TERM OUTLOOK Unit Growth 10%+ Same Restaurant Sales Low single digits Revenue Growth High single to low double digits Adj. EBITDA Growth(1) Low teens (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 823 A P P E N D I X

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 923 Adjusted EBITDA Reconciliation ($ in thousands) (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner. (3) Represents loss on disposal of property and equipment. (4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees. (5) Represents remeasurement of the Tax Receivable Agreement liability.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1023 Restaurant-Level Adjusted EBITDA Reconciliation ($ in thousands)